UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – December 31, 2017

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

	Shares	Value
COMMON STOCKS† - 2.0%
Energy - 2.0%
SandRidge Energy, Inc.*	39,465	$831,528
Approach Resources, Inc.*	279,588	827,580
Titan Energy LLC*	23,593	35,861
Total Energy		1,694,969
Total Common Stocks
(Cost $2,346,352)		1,694,969
WARRANTS†† - 0.1%
Comstock Resources, Inc.
09/06/18*	7,838	66,231
Total Warrants
(Cost $47,089)		66,231
MONEY MARKET FUND† - 0.9%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.11%[1]	744,921	744,921
Total Money Market Fund
(Cost $744,921)		744,921

	Face
	Amount~
CORPORATE BONDS†† - 96.8%
Energy - 58.2%
Unit Corp.
6.63% due 05/15/21	3,250,000	3,274,375
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[2,3]	2,625,000	2,697,187
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2,3]	2,350,000	2,526,250
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	2,100,000	2,302,125
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	1,202,937
8.13% due 02/15/19	750,000	794,763
7.88% due 10/01/29	200,000	249,344
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[2]	2,200,000	2,218,458
Whiting Petroleum Corp.
5.75% due 03/15/21[2]	2,050,000	2,103,813
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3]	2,000,000	2,084,400
CNX Resources Corp.
8.00% due 04/01/23[2]	1,900,000	2,036,800
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[2]	850,000	911,249
5.63% due 04/15/23[2]	750,000	823,671
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,674,961
Newfield Exploration Co.
5.38% due 01/01/26[2]	1,550,000	1,639,125

	Face
	Amount~	Value
CORPORATE BONDS†† - 96.8% (continued)
Energy - 58.2% (continued)
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	$1,620,611
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	1,300,000	1,350,960
5.75% due 04/01/25	200,000	206,500
Marathon Petroleum Corp.
3.40% due 12/15/20[2]	1,500,000	1,532,692
Antero Resources Corp.
5.00% due 03/01/25[2]	1,500,000	1,530,000
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20[2]	1,500,000	1,528,125
PDC Energy, Inc.
5.75% due 05/15/26[3]	800,000	820,000
6.13% due 09/15/24	450,000	465,750
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[3]	1,500,000	1,095,000
TerraForm Power Operating LLC
6.62% due 06/15/25[3,4]	1,000,000	1,090,000
MPLX, LP
4.88% due 12/01/24[2]	1,000,000	1,077,900
SRC Energy, Inc.
6.25% due 12/01/25[3]	1,050,000	1,073,625
DCP Midstream Operating, LP
5.35% due 03/15/20[3]	1,025,000	1,068,563
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,000,000	1,050,000
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,030,000
Phillips 66 Partners, LP
3.55% due 10/01/26[2]	1,000,000	991,120
Trinidad Drilling Ltd.
6.63% due 02/15/25[3]	1,000,000	950,000
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	650,250
5.13% due 06/30/27	175,000	181,020
Comstock Resources, Inc.
10.00% due 03/15/20	700,000	721,875
Gibson Energy, Inc.
5.25% due 07/15/24[3]	CAD 700,000	560,277
QEP Resources, Inc.
5.25% due 05/01/23	155,000	156,838
5.63% due 03/01/26	135,000	136,856
NGPL PipeCo LLC
4.88% due 08/15/27[3]	264,000	273,900
Murphy Oil Corp.
5.75% due 08/15/25	100,000	102,250
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[5]	3,500,000	4,200
Total Energy		47,807,770
Utilities - 8.9%
Terraform Global Operating LLC
9.75% due 08/15/22[3]	2,050,000	2,267,812

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

	Face Amount~	Value
CORPORATE BONDS†† - 96.8% (continued)
Utilities - 8.9% (continued)
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2,3]	2,080,000	$2,165,800
AES Corp.
5.50% due 04/15/25[2]	1,000,000	1,050,000
5.13% due 09/01/27	150,000	157,500
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[2]	850,000	858,500
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	775,000	782,750
Total Utilities		7,282,362
Communications - 8.1%
MDC Partners, Inc.
6.50% due 05/01/24[3]	1,775,000	1,783,875
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	1,425,000	1,407,188
EIG Investors Corp.
10.88% due 02/01/24	1,050,000	1,165,500
Cengage Learning, Inc.
9.50% due 06/15/24[2,3]	1,125,000	1,018,125
SFR Group S.A.
7.38% due 05/01/26[3]	700,000	718,375
DISH DBS Corp.
7.75% due 07/01/26	450,000	473,062
AMC Networks, Inc.
4.75% due 08/01/25	100,000	99,125
Total Communications		6,665,250
Consumer, Cyclical - 6.7%
Ferrellgas Partners Limited Partnership / Ferrellgas Partners Finance Corp.
8.63% due 06/15/20[2]	1,665,000	1,419,413
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[2]	1,200,000	1,173,000
Titan International, Inc.
6.50% due 11/30/23[3]	1,050,000	1,068,375
L Brands, Inc.
7.60% due 07/15/37	500,000	511,250
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[2]	450,000	416,250
Tesla, Inc.
5.30% due 08/15/25[2,3]	325,000	310,375
TVL Finance PLC
8.50% due 05/15/23	GBP 180,000	265,795
PetSmart, Inc.
5.88% due 06/01/25[3]	250,000	191,875
Williams Scotsman International, Inc.
7.88% due 12/15/22[3]	75,000	77,250

	Face Amount~	Value
CORPORATE BONDS†† - 96.8% (continued)
Consumer, Cyclical - 6.7% (continued)
CalAtlantic Group, Inc.
5.00% due 06/15/27	35,000	$36,312
Total Consumer, Cyclical		5,469,895
Financial - 5.5%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[3]	450,000	461,812
7.50% due 04/15/21[3]	400,000	414,000
7.38% due 04/01/20[3]	400,000	411,500
6.88% due 04/15/22[3]	350,000	354,375
Kennedy-Wilson, Inc.
5.88% due 04/01/24[2]	725,000	748,562
FBM Finance, Inc.
8.25% due 08/15/21[3]	700,000	743,750
NewStar Financial, Inc.
7.25% due 05/01/20	450,000	466,313
Lincoln Finance Ltd.
6.87% due 04/15/21	EUR 250,000	315,492
NFP Corp.
6.88% due 07/15/25[3]	250,000	251,875
USIS Merger Sub, Inc.
6.88% due 05/01/25[3]	200,000	202,000
iStar, Inc.
5.25% due 09/15/22	100,000	100,625
4.63% due 09/15/20	50,000	50,750
Total Financial		4,521,054
Industrial - 3.6%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	1,863,875
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	500,000	536,850
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[3]	490,000	536,550
Total Industrial		2,937,275
Consumer, Non-cyclical - 3.5%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	1,200,000	1,255,500
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]	825,000	831,188
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[3]	575,000	615,250
Beverages & More, Inc.
11.50% due 06/15/22[3]	200,000	184,000
Total Consumer, Non-cyclical		2,885,938
Basic Materials - 2.3%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3]	800,000	898,000
Eldorado Gold Corp.
6.13% due 12/15/20[3]	680,000	673,200

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† - 96.8% (continued)
Basic Materials - 2.3% (continued)
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3]	225,000	$237,938
GCP Applied Technologies, Inc.
9.50% due 02/01/23[3]	75,000	83,250
Total Basic Materials		1,892,388
Total Corporate Bonds
(Cost $76,523,807)		79,461,932
SENIOR FLOATING RATE INTERESTS††,8 - 33.4%
Utilities - 15.4%
Viva Alamo LLC
5.82% (1 Month USD LIBOR + 4.25%) due 02/22/21[2]	2,254,835	2,223,831
Panda Moxie Patriot
7.44% (3 Month USD LIBOR + 5.75%) due 12/19/20[2]	1,894,387	1,851,763
MRP Generation Holding
8.69% (3 Month USD LIBOR + 7.00%) due 10/18/22[2]	1,975,000	1,817,000
Panda Power
8.19% (3 Month USD LIBOR + 6.50%) due 08/21/20[2]	1,962,985	1,791,224
Invenergy Thermal Operating I, LLC
7.19% (3 Month USD LIBOR + 5.50%) due 10/19/22[2]	1,556,132	1,462,764
Exgen Texas Power LLC
due 09/18/21[2,6]	1,989,444	1,253,350
Stonewall
7.19% (3 Month USD LIBOR + 5.50%) due 11/13/21[2]	1,197,000	1,161,090
Panda Temple II Power
7.69% (3 Month USD LIBOR + 6.00%) due 04/03/19[2]	1,246,142	1,121,528
Total Utilities		12,682,550
Energy - 10.3%
Cactus Wellhead
7.69% (3 Month USD LIBOR + 6.00%) due 07/31/20[2]	3,454,179	3,439,775
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 8.00%) due 04/07/22†††,2,7	2,138,889	2,112,153
Penn Virginia Holding Corp.
8.57% (1 Month USD LIBOR + 7.00%) due 09/29/22†††,2,7	1,275,000	1,250,811
Summit Midstream Partners, LP
7.57% (1 Month USD LIBOR + 6.00%) due 05/13/22[2]	920,000	934,564

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 - 33.4% (continued)
Energy - 10.3% (continued)
Ultra Petroleum, Inc.
4.41% (3 Month USD LIBOR + 3.00%) due 04/12/24[2]	500,000	$498,875
PSS Companies
6.34% (3 Month USD LIBOR + 4.50%) due 01/28/20[2]	222,140	209,922
Total Energy		8,446,100
Industrial - 3.0%
Arctic Long Carriers
6.07% (1 Month USD LIBOR + 4.50%) due 05/18/23[2]	1,990,000	2,003,691
Diversitech Holdings, Inc.
9.20% (3 Month USD LIBOR + 7.50%) due 06/02/25[2]	500,000	503,750
Total Industrial		2,507,441
Consumer, Cyclical - 2.7%
Accuride Corp.
6.94% (3 Month USD LIBOR + 5.25%) due 11/17/23[2]	1,890,046	1,916,034
Blue Nile, Inc.
8.19% (3 Month USD LIBOR + 6.50%) due 02/17/23[2]	268,125	268,125
Total Consumer, Cyclical		2,184,159
Technology - 1.6%
Planview, Inc.
11.32% (1 Month USD LIBOR + 9.75%) due 07/27/23†††,2,7	1,000,000	987,173
Advanced Computer Software
10.94% (3 Month USD LIBOR + 9.50%) due 01/31/23[2]	350,000	328,563
Total Technology		1,315,736
Communications - 0.4%
Cengage Learning Acquisitions, Inc.
5.71% (1 Month USD LIBOR + 4.25%) due 06/07/23[2]	311,907	297,091
Total Senior Floating Rate Interests
(Cost $26,627,383)		27,433,077
ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.6%
Jamestown CLO V Ltd.
2014-5A, 6.45% (3 Month USD LIBOR + 5.10%) due 01/17/27[3,8]	500,000	479,308
Total Asset-Backed Securities
(Cost $415,368)		479,308
Total Investments - 133.8%
(Cost $106,704,920)		$109,880,438
Other Assets & Liabilities, net - (33.8)%		(27,782,122)
Total Net Assets - 100.0%		$82,098,316

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2017	Net Unrealized Depreciation
Barclays	(198,000)	GBP	01/10/18	$265,348	$267,385	$(2,037)
Bank of America	(265,000)	EUR	01/10/18	313,476	318,097	(4,621)
J.P. Morgan	(719,000)	CAD	01/10/18	562,090	572,024	(9,934)
						$(16,592)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Rate indicated is the 7 day yield as of December 31, 2017.
2
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of December 31, 2017, the total market value of segregated or earmarked securities was $56,357,678.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $35,833,709 (cost $34,571,811), or 43.6% of total net assets.

4	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
5	Security is in default of interest and/or principal obligations.
6	Term loan interests in the Fund's portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
7	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $4,350,137, (cost $4,335,165) or 5.3% of total net assets.
8
Variable rate security.  Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD —	Canadian Dollar
EUR —	Euro
GBP —	British Pound
LIBOR—	London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at December 31, 2017 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$—	$479,308	$—	$—	$479,308
Common Stocks	1,694,969	—	—	—	1,694,969
Corporate Bonds	—	79,461,932	—	—	79,461,932
Money Market Fund	744,921	—	—	—	744,921
Senior Floating Rate Interests	—	23,082,940	—	4,350,137	27,433,077
Warrants	—	66,231	—	—	66,231
Total Assets	$2,439,890	$103,090,411	$—	$4,350,137	$109,880,438

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$16,592	$—	$16,592
Reverse Repurchase Agreements	—	29,034,859	—	—	29,034,859
Total Liabilities	$—	$29,034,859	$16,592	$—	$29,051,451

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 12/31/17	Valuation Technique	Unobservable Inputs	Input Range
Senior Floating Rate Interests	$4,350,137	Yield Analysis	Yield	9.1%-11.6%
Total	$4,350,137

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended December 31, 2017, the Fund had securities with a total value of $1,250,811 transfer from Level 2 to Level 3 due to the lack of observable inputs.
Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2017:

Level 3 — Fair value measurement using significant unobservable inputs

	Assets
	Senior Floating Rate Interests	Total Assets
Beginning Balance	$3,098,752	$3,098,752
Total change in unrealized gains or losses included in earnings	574	574
Transfers into Level 3	1,250,811	1,250,811
Ending Balance	$4,350,137	$4,350,137
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017	$(2,214)	$(2,214)
*Market value is less than $1.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Energy & Income Fund (the "Fund") was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser") provides advisory services. GFIA is an affiliated entity.

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the "Board") has adopted policies and procedures for the valuation of the Fund's investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and GFIA are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened, and the value at the time it was closed.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2017.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes and derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund may utilize derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund's investments. When values are not available from a pricing service, they may be computed by the Fund's investment adviser or an affiliate.  In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund's assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund's assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

 Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

 The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At December 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Guggenheim Energy & Income Fund	$106,798,261	$7,286,384	$(4,220,799)	$3,065,585

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2017

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of December 31, 2017. The Fund is obligated to fund these loan commitments at the borrower's discretion.

The unfunded loan commitments as of December 31, 2017, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Arby's Restaurant Group, Inc.	06/04/18	$1,275,000	$—	*
Itron, Inc.	03/17/18	350,000	—	*
Total		$1,625,000	$—	*
* Market value is less than $1.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended December 31, 2017, the Fund entered into reverse repurchase agreements:

Counterparty	Range of Interest Rates	Maturity Dates	Face Value
Barclays	(1.50%) - (0.50%)*	Open Maturity	$ 2,353,568
Bank of America	1.78% - 2.19%	01/11/18 - 02/16/18	7,727,511
Citigroup	(1.00%) - 1.00%*	Open Maturity	1,730,225
JPMorgan Chase Bank	2.18%	01/05/18	4,609,028
Royal Bank of Canada	1.91% - 2.11%	02/26/18	3,638,537
Societe Generale	2.25%	04/12/18	8,975,990
			$29,034,859
*Variable rate security. Rate indicated is the rate effective at December 31, 2017.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of December 31, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 Days	31-90 days	Greater than 90 days	Total
Corporate Bonds	$4,083,794	$9,323,721	$6,651,354	$8,975,990	$29,034,859
Total Reverse Repurchase Agreements	$4,083,794	$9,323,721	$6,651,354	$8,975,990	$29,034,859
Gross amount of recognized liabilities for reverse repurchase agreements	$4,083,794	$9,323,721	$6,651,354	$8,975,990	$29,034,859

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund's registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:           /s/ Amy J. Lee
Amy J. Lee
President, Chief Executive Officer and Chief Legal Officer

Date:       February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Amy J. Lee
Amy J. Lee
President, Chief Executive Officer and Chief Legal Officer

Date:       February 28, 2018

By:          /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       February 28, 2018